CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm in the Registration Statement, (Form N-1A), and related Statement of Additional Information of Pauze Tombstone Fund, a Series of Pauze Funds and to the inclusion of our report dated June 11, 1998 to the Shareholders and Board of Trustees of Pauze Tombstone Fund.

                                        /s/ Tait, Weller & Baker
                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
August 28, 1998

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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm in the Registration Statement, (Form N-1A), and related Statement of Additional Information of Pauze Funds, and to the inclusion of our report dated June 11, 1998 to the Shareholders and Board of Trustees of Pauze Tombstone Fund.

                                        /s/ Tait, Weller & Baker
                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
August 28, 1998